Exhibit 99.1

Lumentum and NeoPhotonics Announce HSR Clearance

SAN JOSE, Calif., Jan. 21, 2022 /PRNewswire/ — Lumentum Holdings Inc. (NASDAQ: LITE) (“Lumentum”) and NeoPhotonics Corporation (NYSE: NPTN) (“NeoPhotonics”) today announced the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) with respect to Lumentum’s pending transaction with NeoPhotonics. The expiration of the waiting period under the HSR Act satisfies one of the conditions to the closing of the transaction contemplated by the previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 3, 2021.

The consummation of the transaction remains subject to other customary closing conditions set forth in the Merger Agreement, including approval of NeoPhotonics’ stockholders and approval from the State Administration for Market Regulation (SAMR) of the People’s Republic of China. The transaction is expected to close in the second half of calendar year 2022, as previously announced.

About Lumentum

Lumentum (NASDAQ: LITE) is a major designer and manufacturer of innovative optical and photonic products enabling optical networking and laser applications worldwide. Lumentum optical components and subsystems are part of virtually every type of telecom, enterprise, and data center network. Lumentum lasers enable advanced manufacturing techniques and diverse applications including next-generation 3D sensing capabilities. Lumentum is headquartered in San Jose, California with R&D, manufacturing, and sales offices worldwide. For more information, visit www.lumentum.com.

About NeoPhotonics

NeoPhotonics (NYSE: NPTN) is a leading developer and manufacturer of lasers and optoelectronic solutions that transmit, receive and switch high-speed digital optical signals for Cloud and hyper-scale data center internet content providers and telecom networks. NeoPhotonics’ products enable cost-effective, high-speed over distance data transmission and efficient allocation of bandwidth in optical networks. NeoPhotonics maintains headquarters in San Jose, California and ISO 9001:2015 certified engineering and manufacturing facilities in Silicon Valley (USA), Japan and China. For additional information visit www.neophotonics.com.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, including the timing of the proposed transaction and other information related to the proposed transaction. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the proposed transaction and our expectations, strategy, plans or intentions regarding it. Forward-looking statements in this communication include, but are not limited to, (i) expectations regarding the timing, completion and expected benefits of the proposed transaction, (ii) plans, objectives and intentions with respect to future operations, customers and the market, and (iii) the expected impact of the proposed transaction on the business of the parties. Expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the risk that the transaction may not be completed in a timely manner or at all; the ability to secure regulatory approvals on the terms expected in a timely manner or at all; the effect of the announcement or pendency of the transaction on our business relationships, results of operations and business generally; risks that the proposed transaction disrupts current plans and operations; the risk of litigation and/or regulatory actions related to the proposed transaction; potential impacts of the Covid-19 pandemic; changing supply and demand conditions in the industry; and general market, political, economic and business conditions. The forward-looking statements contained in this communication are also subject to other risks and uncertainties, including those more fully described in filings with the Securities and Exchange Commission, including reports filed on Form 10-K, 10-Q and 8-K and in other filings made by NeoPhotonics and Lumentum with the SEC from time to time and available at www.sec.gov. These forward looking statements are based on current expectations, and with regard to the proposed transaction, are based on Lumentum’s and NeoPhotonics’ current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by NeoPhotonics and Lumentum, all of which are subject to change.

The parties undertake no obligation to update the information contained in this communication or any other forward-looking statement.

Additional Information and Where to Find It

This communication is being made in respect of a proposed transaction involving Lumentum and NeoPhotonics. NeoPhotonics filed a definitive proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”) on December 23, 2021 in connection with the proposed transaction. Under the proposed terms, promptly after filing its proxy statement with the SEC, NeoPhotonics mailed or otherwise made available the proxy statement and a proxy card to each stockholder entitled to vote at the annual meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that NeoPhotonics may file with the SEC or send to its stockholders in connection with the proposed transaction. The proxy statement described above contains important information about the proposed transaction and related matters. NEOPHOTONICS STOCKHOLDERS AND OTHER INVESTORS ARE ADVISED TO CAREFULLY READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN RESPECT OF THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, AS THOSE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

LUMENTUM AND NEOPHOTONICS URGE INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT DESCRIBED ABOVE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders are able to obtain the preliminary proxy statement, the definitive proxy statement and other relevant materials in connection with the proposed business combination (when they are available and filed) free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Lumentum (when they become available) may be obtained free of charge on Lumentum’s website at www.lumentum.com or by contacting Lumentum’s Investor Relations Department at investor.relations@lumentum.com. Copies of documents filed with the SEC by NeoPhotonics (when they become available) may be obtained free of charge on NeoPhotonics’ website at https://ir.NeoPhotonics.com or by contacting NeoPhotonics’ Investor Relations at ir@neophotonics.com.

Participants in the Solicitation

The directors and executive officers of NeoPhotonics may be deemed to be participants in the solicitation of proxies from the stockholders of NeoPhotonics in connection with the proposed transaction. Information regarding the interests of these directors and executive officers in the transaction described herein is included in the proxy statement described above. Additional information regarding NeoPhotonics’ directors and executive officers is also included in NeoPhotonics’ proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 16, 2021. These documents are available free of charge as described in the preceding paragraph.

Category: Financial

Contact Information

Lumentum

Investors: Kathy Ta, 408-750-3853, investor.relations@lumentum.com

Media: Eric Brielmann or Kaitlin Kikalo, Joele Frank, Wilkinson Brimmer Katcher, (212) 355-4449

NeoPhotonics

Investors: Sapphire Investor Relations, LLC, Erica Mannion, Investor Relations, (617) 542-6180, ir@neophotonics.com

Media: LouVan Communications, Inc., Michael Newsom, (617) 803-5385, mike@louvanpr.com